SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES OF

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS VARIABLE SEPARATE ACCOUNT

Polaris NY Variable Annuity

Polaris II NY Variable Annuity

WM Diversified Strategies III NY Variable Annuity

FSA Advisor Variable Annuity

Polaris Choice NY Variable Annuity

Polaris II A-Class Platinum Series NY Variable Annuity

Polaris Advantage NY Variable Annuity

Polaris Choice III NY Variable Annuity

Polaris Advantage NY Variable Annuity

FS VARIABLE ANNUITY ACCOUNT ONE

ICAP II NY Variable Annuity

FS VARIABLE ANNUITY ACCOUNT TWO

Vista Capital Advantage NY Variable Annuity

OUR ANNUITY SERVICE CENTER ADDRESS HAS CHANGED. IF YOU HAVE QUESTIONS ABOUT YOUR CONTRACT OR NEED TO CONTACT US, PLEASE WRITE TO ANNUITY SERVICE CENTER, P.O. BOX 15570, AMARILLO, TX 79105 OR CALL (800) 445-7862.

THE FOLLOWING INFORMATION PERTAINS TO THE INCOME PHASE SECTION AND THE LATEST ANNUITY DATE:

As previously communicated to you, if your Latest Annuity Date, as defined by your contract, is earlier than age 95, you may be eligible for an extension of the Accumulation Phase to the first business day of the month following your 95th birthday.

In accordance with the Company’s final settlement of a multi-state audit and market conduct examination, and other related state regulatory inquiries regarding unclaimed property, if you qualify for an extension, you must notify us that you want to extend your Accumulation Phase. The Company cannot automatically extend your Accumulation Phase. If you do not notify us, your contract will be annuitized on the Latest Annuity Date using the default option specified in your contract. You can elect a different Annuity Payout Option by completing and mailing an Annuity Option Selection Form to our Annuity Service Center.

Dated: May 1, 2013

Please keep this Supplement with your Prospectus